Exhibit 10.34

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Trial Agreement

(Evaluation & Analysis)

Safety Test for

“DRT-101”

December 1, 2023

A : Darnatein Co., Ltd.

B : Biotoxtech Co., Ltd.

This document may not be modified, altered, or copied without the consent of Biotoxtech

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Darnatein Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea, with its principal office located at 302, Building B, 30, Songdo Mirae-ro, Yeonsu-gu, Incheon, Korea, represented by CEO Senyon Choi (hereinafter referred to as “A”);

Biotoxtech Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea, with its principal office located at 53, Yeongudanji-ro, Ochang-eup, Cheongwon-gu, Cheongju-si, Chungcheongbuk-do, Korea, represented by CEO Jong Goo Kang (hereinafter referred to as “B”).

A and B are collectively referred to as the “Parties” and individually as a “Party.”

The Parties hereby agree to the following terms and conditions:

*

(Terms) In this Contract, the term “Trial(s)” refers to any and all activities conducted by B, including but not limited to safety and efficacy evaluation of trial substances using animals and cells, component analysis, concentration measurement, toxicokinetic (TK) analysis, pharmacokinetic (PK) analysis, and other related activities as outlined in the relevant trial protocol (hereinafter referred to as the “Trial”).

☐	Task name: Safety test for “DRT-101”

1)	Single-dose toxicity study (rat-intravenous)

2)	2-week repeat dose-finding (DRF) study (rat-articular cavity)

3)	6-week repeat dose toxicity + 4-week recovery + TK study + ADA study (rat- articular cavity)

4)	TK method feasibility (ELISA)

5)	Rat TK validation (ELISA)

6)	Rat TK Sample Assay (ELISA)

7)	Rat ADA Method Development

8)	Rat ADA method Validation (ELISA)

9)	Rat ADA Sample Analysis

10)	2-week repeat dose-finding (DRF) study (beagle dog-joint cavity)

11)	6-week repeat dose toxicity+4-week recovery+TK study+ADA study (beagle dog-joint cavity)

12)	Beagle Dog TK validation (ELISA)

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13)	Beagle Dog TK Sample Assay (ELISA)

14)	Beagle Dog ADA Method Development

15)	Beagle Dog ADA Method Validation (ELISA)

16)	Beagle Dog ADA Sample Analysis

17)	Recursive Mutation Test

18)	Chromosomal aberrations

19)	Small Nucleus Test (rat-intravenous)

☐	Test Fee: KRW [1,000,000,000] (~~W~~1,000,000,000, excluding VAT)

☐	Trial Period: From 12. 01. 2023 (or from the date of signing contract) to 12. 31. 2025

Article 1 (Purpose)

The purpose of the Trial is to conduct a safety evaluation for “DRT-101” as requested by A. Detailed procedures and requirements shall be specified in the trial protocol.

Article 2 (Trial Period)

The Trial period shall be the period stated above, (or from the date of contract execution). The start date of the Trial will commence upon the arrival of trial animals, finalization of the trial protocol, and receipt of the trial substances. The end date shall be when the draft of the final report is submitted. The Trial period may be modified by mutual agreement between the Parties.

Article 3 (Conduct of Examinations)

1.	To facilitate the Trial, A shall provide B with all necessary information and trial substances.

2.	B shall submit a draft trial protocol to A for review. A shall provide feedback within five (5) days, and B shall incorporate the feedback to finalize and submit the trial protocol to A.

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3.

Delays in the Trial initiation, receipt of trial substances, finalization of the trial protocol, or preparation of the final report due to either Party shall be deemed the responsibility of the respective Party causing the delay.

4.

B shall submit the draft final report to A upon completion of the Trial. A shall review the draft and notify B of any revisions within ten (10) business days (excluding weekends). B shall submit the final report (in PDF format) to A within ten (10) business days after receiving A’s comments.

5.	If A does not provide feedback within three (3) months after receiving the draft final report, B may issue the final report to A without further consent.

6.	The format of the report shall be in accordance with B’s standard format, but it may be modified by mutual agreement between the Parties.

7.	A may send its personnel to B’s facilities for cooperation and to verify the progress of the Trial. B shall cooperate fully, and the costs associated with such deployment shall be borne by A.

8.

The dispatched personnel from A shall comply with B’s safety and work regulations at the Trial site. Any damages incurred to A’s personnel or to B due to non-compliance shall be the responsibility of A.

9.

Certain Trial items, including TK method feasibility, TK validation, TK sample analysis, ADA Method Development, ADA method validation, and ADA sample analysis, will be conducted by Keyfron Bio Co., Ltd. The details will follow the trial protocol.

Article 4 (Trial Fees)

1.	The total Trial fee shall be KRW 1,000,000,000 (excluding VAT).

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2.	The Trial fee, including VAT, shall be paid by A to B in cash according to the following schedule: [***]

3.	A shall transfer the payments, including VAT, to B’s account at [**]

Article 5 (Intellectual Property)

All intellectual property rights, including inventions, designs, and know-how directly related to the Trial, shall be owned by A.

Article 6 (confidentiality)

Both Parties shall maintain strict confidentiality regarding the results, information obtained during the Trial, and any information provided by the other Party during the term of this Contract and for three (3) years after its termination. Exceptions to confidentiality obligations include:

A.	Information published in literature or otherwise publicly available.

B.	Information that becomes publicly known through no fault of the receiving Party.

C.	Information independently developed or previously known.

D.	Information disclosed to the public without restriction.

E.	Information provided by a third party without confidentiality obligations.

F.	Information disclosed with the written consent of the disclosing Party.

G.	B must obtain written consent from A before publishing any Trial results in scientific journals or presenting them at academic conferences.

Article 7 (Retention of Data)

1.

The data related to the Trial shall be retained for five (5) years after the completion of the Trial. B shall notify A one month before the retention period expires. However, for Non-GLP trials, the retention period shall be one (1) year after the completion of the Trial.

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2.

The retention period may be extended by mutual agreement between A and B. The storage fees for the extended retention period shall be paid by A to B according to B’s standards. Additionally, any costs incurred for the return or disposal of the data at the end of the retention period shall also be paid by A to B as per B’s standards.

3.

After the completion of toxicokinetic (or pharmacokinetic) analysis, any remaining samples (plasma or serum) shall be disposed of by B following the analysis and the submission of the analysis report, unless A requests the return of the remaining samples. In such cases, B shall return the samples to A.

4.	Clinical pathology samples (blood, serum, urine) shall be disposed of following the completion of the tests and the Trial.

5.	B may dispose of data or trial materials at its discretion after the retention period has expired in the following cases:

A.	The expiration of the validity (or usage) period of the trial materials.

B.	Inability to contact A due to bankruptcy or other similar circumstances.

C.	Inability to provide instructions for the handling of data or trial materials due to A undergoing bankruptcy, corporate restructuring, or similar proceedings.

D.	Inability to provide instructions for the handling of data or trial materials due to A’s cessation of business operations or liquidation.

Article 8 (Good Faith and Mutual Cooperation)

1.	Both A and B shall act in good faith and faithfully execute each provision of this Contract to facilitate the Trial.

2.	Throughout the entire Trial process, B shall consult with A upon request regarding the details of the Trial. Likewise, A shall cooperate with B on all matters necessary for the conduct of the Trial.

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Article 9 (Contract Modification and Termination)

1.	In the event of unforeseen circumstances related to the Trial, the Parties shall immediately notify each other and may modify the Contract by mutual agreement.

2.	In case of early termination of the Contract, B shall submit the Trial results obtained up to the termination date to A.

3.

If the Trial is modified or terminated due to reasons attributable to A or for reasons beyond B’s control, B may claim payment for the portion of the Trial conducted up to the point of modification or termination. The Trial costs shall be settled based on the actual work performed, and a cancellation fee may apply.

4.

If changes in the Trial content result in a variation of the cost to perform the trial, the adjustment of the Trial fee shall be determined through separate discussions between Parties. A shall pay B the adjusted Trial fee as requested by B, subject to mutual agreement.

Article 10 (Termination of Contract)

1.	Either Party may terminate this Contract in whole or in part by providing written notice to the other Party if any of the following events occur:

A.	Either Party is subject to transaction suspension by financial institutions and is deemed unable to perform the Contract.

B.	Either Party is subject to cancellation or suspension of business operations by supervisory authorities.

C.	Either Party experiences significant operational issues such as insolvency, bankruptcy, or corporate restructuring that impede its ability to perform the Contract.

D.	Either Party transfers its rights and obligations under this Contract to a third party without the other Party’s consent.

7/19

2.

Either Party may terminate this Contract in whole or in part by providing written notice to the other Party if the other Party fails to rectify a breach of this Contract within a reasonable period after receiving notice to do so. This includes:

A.	Breach of this Contract by either Party.

B.

Delay by A that causes significant disruption to B’s ability to conduct the Trial without justifiable reasons, or if B refuses to perform or significantly delays the Trial without justifiable reasons that leads to unlikely completion of tasks within the Contract period.

C.	Failure by A to pay the Trial fees without justifiable reasons.

3.	If any of the events described in Article 10.1 or 10.2 occur, the Party intending to terminate the Contract shall notify the other Party.

4.	In the event of termination of this Contract, the Party responsible for the termination will be entitled to compensate for the damages incurred to the other Party.

Article 11 (Force Majeure)

Neither Party shall be liable for damages to the other Party or any third party caused by events beyond their reasonable control, including natural disasters, wars, riots, terrorism, or civil unrest.

Article 12 (Amendment of Final Report and Additional Trials)

1.	A may request amendments to the final report, and B shall comply with such requests in good faith.

2.	If additional tests or re-tests are required to amend the final report, A shall pay B the necessary fees for the additional tests, except in cases where the need for amendments is attributable to B.

3.	A shall not raise objections or initiate legal actions against B if the results of the Trial, properly conducted as per Article 3.1, differ from A’s expectations.

4.	The SEND estimate attached hereto may be chosen and executed by A without additional conditions, and the test costs shall be based on the attached estimate, regardless of its validity period.

8/19

Article 13 (Use of Trial Fees)

1.

B shall not be required to submit detailed itemized expenditures, such as labor costs, facility maintenance costs, indirect expenses, depreciation, or general expenses, to A, and A shall not request itemized details of the Trial fees from B.

2.	A delegates all matters related to the use of the trial fees to B, and as a rule, B shall submit only the final Trial report to A.

Article 14 (Prohibition on Assignment and Disposal of Rights and Obligations)

Neither Parties shall transfer, assign, or dispose of its rights or obligations under this Contract to any third party without the written consent of the other Party.

Article 15 (Interpretation of the Contract)

Matters not explicitly stated in this Contract and any differences in interpretation shall be resolved in accordance with the principles of good faith and sincerity through mutual consultation between the Parties.

Article 16 (Effectiveness of the Contract)

This Contract shall become effective upon the signing or sealing by both Parties.

Article 17 (Monitoring)

To ensure facilitation of the Trial process, the person responsible for monitoring on behalf of A is as follows:

This Contract is executed in duplicate, with each Party retaining one original copy.

9/19

Address	302, Building B, 30, Songdo Mirae-ro, Yeonsu-gu, Incheon, Korea	Address	53, Yeongudanji-ro, Ochang-eup, Cheongwon-gu, Cheongju-si, Chungcheongbuk-do, Korea

Company	Darnatein Co., Ltd.	Company	Biotoxtech Co., Ltd.

CEO	Senyon Choi	CEO	Jong Koo Kang

10/19

Trial Fee Statement

Client	Darnatein Co., Ltd.	Company : Biotoxtech Co., Ltd. CEO : Jong Koo Kang
Company Registration : 301-81-45781
Name	[**]	Address : 53, Yeongudanji-ro, Ochang-eup, Cheongwon-gu, Cheongju-si, Chungcheongbuk-do

Phone	[**]
Email	[**]	Phone : [**]	[**]
Field	Combination Medical Device	Quote #. [**]	Date : 9 Nov, 2023

Thank you for your continued interest in BioToxTech Co., Ltd.

We sincerely wish for the continued prosperity of your organization.

▣시험비 내역

		Test Plan	Administration Method		Fee (in KRW 000’s)	Duration (Months
No.	Test Item		Frequency	Route
1	- Single-dose Toxicity Test (GLP)
- Preliminary Test / Main Test
	- Control Group 1, Test Group 1~3	Rats	1	IV bolus	[***]	[***]
- 5 males and 5 females per group
- Symptom observation, mortality rate, weight measurement
- 2-week Repeated Dose DRF Test (non- GLP)
- Control Group 1, Test Groups 3 (total 4 groups)
	- 5 males and 5 females per group (total 40 rats)	Rats	1 per 2 weeks (2 total)	Articular Cavity
2	- General symptom observation, body weight measurement, food consumption				[***]	[***]
- Necropsy: 2~3 days after the last administration
- Clinical pathology tests: hematology, blood biochemistry
- Histopathological examination not included

Trial Fee Statement

3	- 6-week Repeated Dose Toxicity Test (GLP)
	- Control Group 1, Test Groups 3, Carrier Group (total 5 groups) - 10 males and 10 females per group (total 100 rats)	Rats	1 per 2 weeks (4 total)	Articular cavity
	- General symptom observation, body weight measurement, food consumption, ophthalmological examination				[***]	[***]
- Necropsy: 2~3 days after the last administration
- Clinical pathology tests: hematology, blood biochemistry, urinalysis
- Other immune toxicity test (Splenocyte Proliferation Assay):
5 males and 5 females per group (total 40 rats)
- Local tolerance test:
	Histopathological examination of administration site				[***]	[***]
- Organ weight measurement and fixation
- Organizational pathology test: Control group, test group (high dose), carrier-only group
- +4-week Recovery Test
- Control Group 1, High-Dose Test Group 1, Carrier-Only Group (Total 3 Groups)
	- 5 males and 5 females per group (Total 30 animals)	Rats	-	-	[***]	[***]
- Test items: Same as the main test
- Additional Immunotoxicity Test (Splenocyte Proliferation Assay)
- 5 males and 5 females (Total 20 animals)

Trial Fee Statement

	- +4-week Repeated Dose Toxicokinetic (TK) Sampling		- Two blood collections (1st, 4th)
	- Control Group 1, Test Groups 3	Rats	- Number of samples: 300
	- Control Group: 3 males and 3 females - Test Groups: 3+3 males and females (cross-sampling)		- Control group: 12 samples 3 + 3 (female + male) * 2 collections * 1 pts
	- Separate group setup		- Test group: 288 samples 3 + 3 (female + male) * 3 groups * 2 collections * 8 pts		[***]	[***]

	- ADA Analysis Blood Sampling - Control Group 1, Test Groups 3 - Control Group: 3 males and 3 females - Test Groups: 3+3 males and females	Rats	- Three times (before administration, main test group/autopsy day for recovery group)

- Number of samples:
126
☐ 42 samples * 3 times

4	- Method Feasibility Test (non-GLP) (Verification of the bioanalytical method provided by the client) - Matrix: Based on 1 type
	- RT: Within 5 minutes	ELISA	Compound Analysis	Single Component Analysis
	- Analysis conditions/standard material/internal standard material: Based on client-provided specifications				[***]	[***]
- Cost may vary depending on analysis conditions and difficulty
- Pre-discussion required for material characteristics
- Analysis institution: Based on KipronBio Co., Ltd. (Cost may change if a different analysis institution is selected)

5	- TK Validation - ELISA - Matrix: Rat serum (or plasma)	Rats	Compound Analysis	Single Component Analysis	[***]	[***]

Trial Fee Statement

6	- TK Sample Analysis
- Matrix: SD rat plasma
	- RT: Within 5 minutes	ELISA	Compound	Single
	- Number of samples: 300		Analysis	Component	[***]	[***]
- ISR included
- Analysis institution: Based on KFB standards
7	- ADA Method Development (non-GLP)
- Assay setup
- Screening & Titer Correction factor
- Confirmation / free-drug tolerance
	- Confirmatory cut-point - Sensitivity - Selectivity	Rats	Compound Analysis	Single Component Analysis
	- Between-run				[***]	[***]
* (The duration and cost may vary depending on analysis conditions and difficulty; pre-discussion on material characteristics is required)
- Standard material and antibody provided by the client
8	- ADA Method Validation (non-GLP) - ELISA - Matrix: Rat serum (or plasma)	Rats	Compound Analysis	Single Component Analysis	[***]	[***]

9	- ADA Sample Analysis (non-GLP)
	- Number of samples: 126	Rats	Compound	Single
	- Analysis report included		Analysis	Component Analysis	[***]	[***]

Trial Fee Statement

10	- 2-week Repeated Dose DRF Test (non- GLP)				[***]	[***]
- Group composition: Control Group 1, Test Groups 3 (total 4 groups)
	- Number of animals: 1 male and 1 female per group (total 8 animals) - General symptom observation, body weight measurement, food consumption	Beagle dogs	1 per 2 weeks (2 total)	Joint Cavity
- Necropsy: 2~3 days after latest administration
- Clinical pathology tests: Hematology, blood biochemistry
- Organ weight measurement and fixation
- Histopathological examination not included
11	- 6-week Repeated Dose Toxicity Test (GLP)				[***]	[***]
	- Group composition: Control Group 1, Test Groups 3, Carrier-Only Group (total 5 groups) - Number of animals: 3 males and 3 females per group (total 30 animals)	Beagle dogs	1 per 2 weeks (4 total)	Joint Cavity
- General symptom observation, body weight measurement, food consumption, ophthalmological examination, ECG test
- Necropsy: 2~3 days after the last administration
- Clinical pathology tests :
Hematology, blood biochemistry, urinalysis
- Organ weight measurement and fixation
- Local tolerance test:
Histopathological examination of the administration site
- Histopathological examination: All groups

Trial Fee Statement

- +4-week Recovery Test (GLP)
	- Group composition: Control Group 1, High-Dose Test Group 1, Carrier-Only Group (total 3 groups)	Beagle dogs	-	-	[***]	[***]
- Number of animals: 2 males and 2 females per group (total 8 animals)
- Test items: Same as the main test

	- +6-week Repeated Dose Toxicokinetic (TK) Sampling (GLP)		- Two blood collections (1st, 4th)
	- Group composition: Control Group 1, Test Groups 3	Beagle	- Number of samples: 300
	- Number of animals: 3 males and 3 females per group	dogs	- Control group: 12 samples 3 + 3 (female + male) * 2 collections * 1 subject
	- Using animals from the main test		☐ Test group: 288 samples 3 + 3 (female + male) * 3 groups * 2 collections * 8 subjects		[***]	[***]

	- ADA Analysis Blood Sampling - Control Group 1, Test Groups 3 - Control Group: 4 males and 4 females - Test Groups: 4 males and 4 females - Using animals from the main test	Beagle dogs	- ☐ Three times (before administration, main test group/recovery group autopsy day) - ☐ Number of samples: 126 ☐ 42 samples * 3 times

	- TK Validation	Rats	Compound	Single
	- ELISA		Analysis	Component	[***]	[***]
12	- Matrix: Beagle dog serum (or plasma)			Analysis

- TK Sample Analysis
- Matrix: Beagle dog plasma
13	- RT: Within 5 minutes	ELISA	Compound	Single
	- Number of samples: 300		Analysis	Component
	- ISR included				[***]	[***]
- Analysis institution: Based on KFB standards

Trial Fee Statement

14	- ADA Method Development (non-GLP)	Beagle dogs	Compound Analysis	Single Component Analysis
- Assay setup
- Screening & Titer Correction factor
- Confirmation / free-drug tolerance
- Confirmatory cut-point - Sensitivity
- Selectivity
	- Between-run				[***]	[***]
- The duration and cost may vary depending on analysis conditions and difficulty; pre-discussion on material characteristics is required
- Standard material and antibody provided by the client

15	- ADA Method Validation (Non-GLP)	Beagle	Compound	Single
	- ELISA	dogs	Analysis	Component	[***]	[***]
	- Matrix: Beagle serum (or plasma)			Analysis

16	- ADA Sample Analysis (Non-GLP)	Beagle	Compound	Single
	- Number of samples: 126	dogs	Analysis	Component	[***]	[***]
	- Analysis report included			Analysis

17	- Reverse Mutation Test (GLP)	5Strains	-	-
	- Preliminary test: 1 time, 2 plates per dose	(in vitro)			[***]	[***]
- Main test: 2 times, 5 or more doses, 3 plates per dose

Trial Fee Statement

18	- Chromosome Aberration Test (GLP)
	- Preliminary test: Short-term, S+/-, continuous treatment	CHL/IU Cell (in vitro)	-	-
	- Main test: Short-term, S+/-, continuous treatment, 3 or more doses, 2 plates per dose				[***]	[***]
- Interpretation: 300 metaphases per dose

19	- Micronucleus Test (GLP)
- Preliminary test not conducted (Dose setting: Refer to rat single-dose toxicity test results)
	- Control Groups: Negative control 1, Positive control 1, Test Groups 3	Rats	2 (Standard) /1	Test substance: IV Positive control substance: IP
- Number of doses: Basic 2 doses (1 dose possible)
- Main test (Males) ● For 2 doses: 5 animals per group (Total 25 animals) ● For 1 dose (Total 35 animals):
	- 10 animals per group (negative and high-dose)				[***]	[***]
- 5 animals per group (positive, low, and mid-dose)

-  Interpretation: 4,000 PCE (Polychromatic Erythrocytes) per animal (If there is a gender difference, both males and females will be tested, and an additional 3,000,000 KRW will be charged if females are added to the main test)

	Subtotal (excl. VAT)				[***]

	Discount Amount				[***]

	Total Fee, excl. VAT				[***]

Trial Fee Statement

Note

1.

The test period begins from the completion of the acquisition of the test substance and the arrival of the animals, and lasts until the submission of the final report (draft). (The detailed schedule may be shortened or extended depending on the specifics discussed during the test consultation, and both the test fee and duration may vary depending on the consultation outcome.)

2.	Please arrange a prior consultation before requesting the test, considering the test space and schedule in the animal facility.

If a translated report (English or Japanese) is requested, additional fees and time for preparation will be required.

Example: Submission of the Korean report followed by submission of the English report (translated): Test period + 6 weeks.

4.

Single-Dose Toxicity Study: Additional histopathological examinations will be conducted on organs where gross findings are observed during autopsy, and the cost for these examinations will be charged separately after the study is completed. (Separate cost calculation applies)

5.	DRF (Dose Range Finding Study): The dose determination test (Non-GLP) is necessary to establish the dosage for repeated dose studies.

6.

For rats, histopathological examinations in repeated dose toxicity studies are conducted on the control and high-dose groups. Depending on the results of the high-dose group, additional histopathological examinations may be conducted on the low and medium-dose groups, and the cost for these examinations will be charged separately after the study is completed.

7.

reparation Analysis (active substance or marker substance) is required in GLP studies. The analysis conditions must be provided by the client, and the study cost is based on HPLC standards. If analysis needs to be conducted using other methods, the cost will be determined through separate consultation. (This includes homogeneity, stability, and concentration analysis of the preparation)

8.

Recovery Study: This study is conducted to evaluate the potential recovery from adverse effects observed in repeated dose toxicity studies. It is an important aspect of assessing whether the toxic changes observed in the repeated dose study are reversible or irreversible. The MFDS (Ministry of Food and Drug Safety) recommends conducting recovery studies alongside repeated dose studies.

9.

Beagle Dog Quarantine and Acclimatization: The quarantine and acclimatization period for non- rodent Beagle dogs is approximately two weeks. The study period mentioned is based on the time after the animals are received.

10.

Safety Pharmacology Study: If separate dosing is required, preliminary studies may be added for each test. If additional preliminary studies are conducted, the cost for these will be added separately. (This is based on providing the data needed to determine dosing for the client’s administration)

Trial Fee Statement

11.	Test Standards: MFDS guidelines for toxicity testing of pharmaceuticals and related products.

12.	Payment: The study costs are to be paid in cash.

13.	TK Study: The analysis conditions, standard materials, and internal standard substances (IS) must be provided by the client. (This is based on the client’s provision of the bioanalytical method)

14.	TK and ADA Analysis: These analyses will be conducted as multi-site studies at GLP-certified analysis institutions.

Rep : [**]	H.P. [**]
Effective Date	30 days from quotation date
Fee per Category	Fee per category excludes VAT
Payment Info.	[**]

SEND Quotation

Client	Darnatein Co., Ltd.	Company : Biotoxtech Co., Ltd. CEO : Jong Koo Kang
Company Registration : 301-81-45781
Name	[**]	Address : 53, Yeongudanji-ro, Ochang-eup, Cheongwon- gu, Cheongju-si, Chungcheongbuk-do
Phone	[**]
Email	[**]	Phone : [**]	Phone : [**]
Field	Combination Medical Device	Quote #. [**]	Date : 9 Nov, 2023

Thank you for your continued interest in BioToxTech Co., Ltd.

We sincerely wish for the continued prosperity of your organization.

▣시험비 내역

No.	Test Item	Fee (KRW Thousand)	Period (Months)
1	Single-dose toxicity study (rat-oral)	[***]	[***]
2	2-week repeat dose-finding (DRF) study (rat-oral)	[***]	[***]
3	6-week repeat dose toxicity+4-week recovery+TK study (rat-oral)	[***]	[***]
4	Single-dose toxicity study (DES, beagle dogs-oral)	[***]	[***]
5	2-week repeat dose-finding (DRF) study (beagle dogs-oral)	[***]	[***]
6	6-week repeat dose toxicity+4-week recovery+TK study (beagle dogs-oral)	[***]	[***]
	Subtotal (excl. VAT)	[***]
	Discount Amount	[***]
	Total Fee, excl. VAT	[***]

Note

1.

The standard preparation period for SEND draft submission begins after the issuance of the Trial final report and upon the conversion of data to the SEND format. However, the actual preparation start time may vary depending on capacity, and if multiple trials require simultaneous SEND conversion, the total time required may change. Therefore, prior consultation is necessary to determine the SEND submission deadline

2.	The data generated for each trial item includes the following:

- SEND 3.1 data-set xpt format)

- Define data

SEND Quotation

- Study Data Reviewer’s Guide (nSDRG)

3.

Please note that SEND conversion involves transforming raw nonclinical trial data into a specific format (.xpt). However, the conversion alone does not imply approval of the IND (Investigational New Drug) or NDA (New Drug Application).

4.	After the SEND draft is submitted, the review period for the client is two (2) weeks (business days). If no feedback is received within this period, the SEND draft will be automatically finalized.

5.	Fees for SEND conversion services are based on cash payment. tion will be required.

Rep : [**]	H.P. [**]
Effective Date	30 days from quotation date
Fee per Category	Fee per category excludes VAT
Payment Info.	[**]